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                                                               EXHIBIT 10.105(b)

                              AMENDMENT NUMBER TWO
                                     to the
         Second Amended and Restated Master Loan and Security Agreement
                            dated as of June 27, 2005
                                  by and among
                        NEW CENTURY MORTGAGE CORPORATION
                             NC CAPITAL CORPORATION
                        NEW CENTURY FINANCIAL CORPORATION
                                       and
                      CITIGROUP GLOBAL MARKETS REALTY CORP.


                This AMENDMENT NUMBER TWO (this "Amendment Number Two") is made this 27th day of February, 2006, among NEW CENTURY MORTGAGE CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Mortgage"), NC CAPITAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Capital"), NEW CENTURY FINANCIAL CORPORATION, having an address at 18400 Von Karman, Suite 1000, Irvine, California 92612 ("NC Financial") and CITIGROUP GLOBAL MARKETS REALTY CORP., having an address at 390 Greenwich Street, New York, New York 10013 ("Citigroup") to the SECOND AMENDED & RESTATED MASTER LOAN AND SECURITY AGREEMENT, dated as of June 27, 2005, among NC Mortgage, NC Capital, NC Financial and Citigroup, as amended (the "Agreement").

                                    RECITALS

                WHEREAS, the parties have agreed to amend the Agreement to temporarily increase Maximum Credit as more expressly set forth below.

                WHEREAS, as of the date of this Amendment Number Two, each of NC Mortgage, NC Capital and NC Financial represents to Citigroup that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and the Loan Documents.

                NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                SECTION 1. Effective as of February 27, 2006, the Agreement shall be amended as follows:

                (a) Section 1.01 of the Agreement shall be amended by deleting the definition of Maximum Credit in its entirety and replacing it with the following:

                "Maximum Credit" shall mean, from the period beginning with February 27, 2006 to and including March 31, 2006, $250,000,000, and thereafter, $150,000,000.


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                (b) Exhibit A of the Agreement shall be amended by deleting it in its entirety and replacing it with Annex I attached hereto.

                SECTION 2. Fees and Expenses. NC Capital agrees to pay to Citigroup all fees and out of pocket expenses incurred by Citigroup in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of Citigroup's legal counsel incurred in connection with this Amendment Number Two), in accordance with Section 11.03(b) of the Agreement.

                SECTION 3. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

                SECTION 4. Representations. In order to induce Citigroup to execute and deliver this Amendment Number Two, NC Capital, NC Mortgage and NC Financial hereby represent to Citigroup that as of the date hereof, after giving effect to this Amendment Number Two, each of NC Capital, NC Mortgage and NC Financial is in full compliance with all of the terms and conditions of the Agreement and no Event of Default or material adverse change has occurred under the Agreement.

                SECTION 5. Limited Effect. This Amendment Number Two shall become effective upon the execution hereof by the parties hereto. Except as expressly amended and modified by this Amendment Number Two, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

                SECTION 6. GOVERNING LAW. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW).

                SECTION 7. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.


                            [SIGNATURE PAGE FOLLOWS]



                                      -2-
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                IN WITNESS WHEREOF, Citigroup, NC Capital, NC Mortgage and NC
Financial have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                        CITIGROUP GLOBAL MARKETS REALTY CORP.


                                        By:    /s/ Bobbie Theivakumaran
                                               ---------------------------------
                                        Name:  Bobbie Theivakumaran
                                               ---------------------------------
                                        Title: Authorized Agent
                                               ---------------------------------


                                        NC CAPITAL CORPORATION


                                        By:    /s/ Kevin Cloyd
                                               ---------------------------------
                                        Name:  Kevin Cloyd
                                               ---------------------------------
                                        Title: President
                                               ---------------------------------


                                        NEW CENTURY MORTGAGE CORPORATION


                                        By:    /s/ Kevin Cloyd
                                               ---------------------------------
                                        Name:  Kevin Cloyd
                                               ---------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------


                                        NEW CENTURY FINANCIAL CORPORATION


                                        By:    /s/ Kevin Cloyd
                                               ---------------------------------
                                        Name:  Kevin Cloyd
                                               ---------------------------------
                                        Title: Executive Vice President
                                               ---------------------------------